UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22405

ClearBridge Energy MLP Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2014

CLEARBRIDGE

ENERGY MLP FUND INC. (CEM)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Energy MLP Fund Inc. for the six-month reporting period ended May 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 27, 2014

II	ClearBridge Energy MLP Fund Inc.

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended May 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s final reading for first quarter 2014 GDP growth, released after the reporting period ended, was -2.9%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, state and local government spending, nonresidential fixed investment, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. Unemployment was as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in both April and May 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 34.6% of the 9.8 million Americans looking for work in May 2014 had been out of work for more than six months.

Sales of existing-homes fluctuated during the reporting period given changing mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after three consecutive monthly declines, existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. Sales then rose 4.9% in May versus the previous month. The NAR reported that the median existing-home price for all housing types was $213,400 in May 2014, up 5.1% from May 2013. The inventory of homes available for sale in May 2014 was 2.2% higher than the previous month at a 5.6 month supply at the current sales pace and 6.0% higher than in May 2013.

The manufacturing sector continued to expand during the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014. During May, seventeen of the eighteen industries within the PMI expanded.

ClearBridge Energy MLP Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next three meetings (January, March and May 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on June 18, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency MBS and $20 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. Despite a number of macro issues, including some mixed economic data and geopolitical concerns, the market posted positive results during the first month of the period. The market then weakened in January 2014, due to concerns related to China’s economy and the potential for moderating global growth. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. Despite weakening economic data and increased geopolitical issues, the market was highly resilient and posted positive returns from March through May 2014. All told, for the six months ended May 31, 2014, the S&P 500 Indexv gained 7.62%.

Looking at the U.S. stock market more closely, mid-cap stocks generated the best returns during the six months ended May 31, 2014, with the Russell Midcap Indexvi returning 8.35%. In contrast, large-cap stocks, as measured by the Russell 1000 Indexvii, returned 7.71% and small-cap stocks, as measured by the Russell 2000 Indexviii, declined 0.10%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 6.52% and 7.67%, respectively.

Looking at the energy master limited partnership (“MLP”) market, over the six-month

IV	ClearBridge Energy MLP Fund Inc.

ended May 31, 2014, the Alerian MLP Indexxi returned 11.62%. After lagging the broader market in the second half of 2013 as investors focused on short-term interest rate noise, the Alerian MLP Index posted a total return of 9.8% year-to-date through May 31, 2014, outpacing the major U.S. equity indices by a healthy margin. We believe the fundamentals for MLPs on the whole remain intact, as evidenced by strong distribution growth announcements in the industry. Additionally, natural gas prices have surged since October 2013 as demand due to colder-than-expected temperatures led to a drawdown of storage levels. Higher demand and higher prices support the need for infrastructure spending, which in turn supports growth for MLPs. We continue to believe that the U.S. renaissance in energy production represents a secular growth opportunity. The energy infrastructure build-out has continued unabated and is resulting in rising cash flow streams to many energy MLPs.

Performance review

For the six months ended May 31, 2014, ClearBridge Energy MLP Fund Inc. returned 11.38% based on its net asset value (“NAV”)xii and 9.09% based on its New York Stock Exchange (“NYSE”) market price per share. The Lipper Energy MLP Closed-End Funds Category Averagexiii returned 13.04% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.81 per share. As of May 31, 2014, the Fund estimates that all of the distributions constitute a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2014 (unaudited)
Price per share	6-month total return**
$28.81 (NAV)	11.38	%†
$28.95 (Market Price)	9.09	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “CEM” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the

*	This estimate is not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

ClearBridge Energy MLP Fund Inc.	V

Investment commentary (cont’d)

symbol “XCEMX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in ClearBridge Energy MLP Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

June 27, 2014

RISKS: The Fund’s concentration of investments in energy-related MLPs subjects it to the risks of investing in MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	ClearBridge Energy MLP Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The Alerian MLP Index is a composite of the fifty most prominent energy master limited partnerships (“MLPs”) and is calculated using a float-adjusted, capitalization-weighted methodology.

xii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xiii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 21 funds in the Fund’s Lipper category.

ClearBridge Energy MLP Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2014 and November 30, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report	1

Schedule of investments (unaudited)

May 31, 2014

ClearBridge Energy MLP Fund Inc.

Security	Shares/ Units	Value
Master Limited Partnerships(a) — 152.2%
Crude/Refined Products Pipelines — 2.4%
Kinder Morgan Energy Partners LP	638,361	$48,547,354
Diversified Energy Infrastructure — 56.8%
Energy Transfer Equity LP	4,139,048	210,925,886
Energy Transfer Partners LP	1,918,893	108,072,054
Enterprise Products Partners LP	3,394,099	253,946,487
Genesis Energy LP	687,632	39,195,024
Kinder Morgan Management LLC	2,315,278	166,862,113	(b)
ONEOK Partners LP	1,286,911	70,908,796
Plains GP Holdings LP, Class A Shares	2,125,000	58,650,000
Regency Energy Partners LP	3,192,633	88,755,198
Williams Partners LP	2,586,112	137,348,408
Total Diversified Energy Infrastructure		1,134,663,966
Gathering/Processing — 35.7%
Access Midstream Partners LP	1,908,035	120,187,125
Crestwood Midstream Partners LP	1,868,423	40,731,621
DCP Midstream Partners LP	2,074,882	111,441,912
Enable Midstream Partners LP	877,300	22,283,420	*
EnLink Midstream Partners LP	1,269,400	38,678,618
Exterran Partners LP	356,627	9,974,857
MarkWest Energy Partners LP	1,963,368	121,630,648
QEP Midstream Partners LP	675,000	16,321,500
Targa Resources Partners LP	2,273,358	154,497,410
Western Gas Partners LP	1,074,996	77,388,962
Total Gathering/Processing		713,136,073
Global Infrastructure — 5.4%
Brookfield Infrastructure Partners LP	2,648,353	107,735,000
Liquids Transportation & Storage — 35.1%
Buckeye Partners LP	1,272,240	99,819,950
Enbridge Energy Partners LP	1,316,598	40,814,538
Holly Energy Partners LP	897,740	31,726,132
Magellan Midstream Partners LP	2,363,580	193,529,930
PBF Logistics LP	750,000	20,062,500	*
Plains All American Pipeline LP	3,243,301	183,149,208
Sunoco Logistics Partners LP	975,000	89,700,000
Tesoro Logistics LP	506,582	35,308,765
Valero Energy Partners LP	140,800	6,255,744
Total Liquids Transportation & Storage		700,366,767

See Notes to Financial Statements.

2	ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report

ClearBridge Energy MLP Fund Inc.

Security			Shares/ Units	Value
Natural Gas Transportation & Storage — 9.9%
El Paso Pipeline Partners LP			2,330,274	$79,788,582
Spectra Energy Partners LP			1,373,537	72,042,016
TC Pipelines LP			894,294	46,503,288
Total Natural Gas Transportation & Storage				198,333,886
Propane — 1.5%
AmeriGas Partners LP			459,700	21,780,586
Suburban Propane Partners LP			149,000	6,916,580
Total Propane				28,697,166
Refining — 0.3%
Western Refining Logistics LP			200,090	6,576,958
Shipping — 5.1%
Golar LNG Partners LP			379,929	12,518,661
Teekay LNG Partners LP			1,416,078	62,732,255
Teekay Offshore Partners LP			741,857	26,462,039
Total Shipping				101,712,955
Total Investments before Short-Term Investments (Cost — $1,582,797,414)				3,039,770,125

	Rate	Maturity Date	Face Amount
Short-Term Investments — 2.9%
Repurchase Agreements — 2.9%
State Street Bank & Trust Co. repurchase agreement dated 5/30/14; Proceeds at maturity — $58,493,000; (Fully collateralized by U.S. Treasury Bills, 2.000% due 2/28/21; Market value — $59,666,711) (Cost — $58,493,000)	0.000%	6/2/14	$58,493,000	58,493,000
Total Investments — 155.1% (Cost — $1,641,290,414#)				3,098,263,125
Liabilities in Excess of Other Assets — (55.1)%				(1,100,971,145)
Total Net Assets — 100.0%				$1,997,291,980

*	Non-income producing security.

(a)	The entire portfolio is subject to lien, granted to the lender and Senior Note holders, to the extent of the borrowing outstanding and any additional expenses.

(b)	Payment-in-kind security receives stock dividends in the form of additional shares.

#	Aggregate cost for federal income tax purposes is $1,337,923,111.

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report	3

Statement of assets and liabilities (unaudited)

May 31, 2014

Assets:
Investments, at value (Cost — $1,641,290,414)	$3,098,263,125
Cash	208
Income tax receivable	4,467,061
Deferred debt issuance and offering costs	2,787,819
Dividends and distributions receivable	1,271,209
Prepaid expenses	58,344
Total Assets	3,106,847,766

Liabilities:
Deferred tax liability (Note 9)	598,707,956
Senior secured notes (Note 6)	442,000,000
Loan payable (Note 5)	60,000,000
Interest payable	6,136,360
Investment management fee payable	2,062,548
Payable for securities purchased	217,511
Audit and tax fees payable	188,143
Accrued expenses	243,268
Total Liabilities	1,109,555,786
Total Net Assets	$1,997,291,980

Net Assets:
Par value ($0.001 par value, 69,335,796 shares issued and outstanding; 100,000,000 shares authorized)	$69,336
Paid-in capital in excess of par value	1,065,495,105
Accumulated net investment loss, net of income taxes	(61,557,369)
Accumulated net realized gain on investments, net of income taxes	75,469,784
Net unrealized appreciation on investments, net of income taxes	917,815,124
Total Net Assets	$1,997,291,980

Shares Outstanding	69,335,796

Net Asset Value	$28.81

See Notes to Financial Statements.

4	ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2014

Investment Income:
Dividends and distributions	$67,115,203
Less: Foreign taxes withheld	(144,521)
Return of capital (Note 1(f))	(61,882,473)
Net dividends and distributions	5,088,209
Interest	27
Total Investment Income	5,088,236

Expenses:
Investment management fee (Note 2)	11,511,616
Interest expense (Notes 5 and 6)	7,600,352
Amortization of debt issuance and offering costs	193,219
Directors’ fees	163,752
Legal fees	143,026
Transfer agent fees	138,950
Audit and tax fees	135,456
Commitment fees (Note 5)	106,708
Fund accounting fees	70,908
Franchise taxes	56,401
Stock exchange listing fees	46,307
Shareholder reports	23,367
Insurance	18,145
Rating agency fees	16,205
Custody fees	9,137
Miscellaneous expenses	25,094
Total Expenses	20,258,643
Net Investment Loss, before income taxes	(15,170,407)
Net current and deferred tax benefit (Note 9)	5,613,046
Net Investment Loss, net of income tax benefit	(9,557,361)

Realized and Unrealized Gain (Loss) on Investments (Notes 1, 3 and 9):
Net Realized Gain (Loss) From:
Investment transactions	(16,594,744)
Deferred tax benefit (Note 9)	6,140,055
Net Realized Loss, net of income taxes	(10,454,689)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	360,675,774
Deferred tax expense (Note 9)	(133,450,035)
Change in Net Unrealized Appreciation (Depreciation) net of income taxes	227,225,739
Net Gain on Investments, net of income taxes	216,771,050
Increase in Net Assets from Operations	$207,213,689

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report	5

Statements of changes in net assets

For the Six Months Ended May 31, 2014 (unaudited) and the Year Ended November 30, 2013	2014		2013

Operations:
Net investment loss, net of income taxes	$(9,557,361)		$(18,580,250)
Net realized gain (loss), net of income taxes	(10,454,689)		145,469,777
Change in net unrealized appreciation (depreciation), net of income taxes	227,225,739		230,106,037
Increase in Net Assets From Operations	207,213,689		356,995,564

Dividends/Distributions to Shareholders From (Note 1):
Dividends	—		(106,652,853)
Return of capital	(56,056,605)		—
Decrease in Net Assets From Dividends/Distributions to Shareholders	(56,056,605)		(106,652,853)

Fund Share Transactions:
Net proceeds from sale of shares (136,240 and 1,616,276 shares issued, respectively)	3,476,717	†‡	42,153,540	†
Reinvestment of distributions (130,062 and 434,269 shares issued, respectively)	3,663,222		11,169,030
Increase in Net Assets From Fund Share Transactions	7,139,939		53,322,570
Increase in Net Assets	158,297,023		303,665,281

Net Assets:
Beginning of period	1,838,994,957		1,535,329,676
End of period*	$1,997,291,980		$1,838,994,957
*Includesaccumulated net investment loss, net of income taxes, of:	$(61,557,369)		$(52,000,008)

†	Net of sales charges of $54,892 and $588,154, respectively.
‡	Net of shelf registration offering costs of $127,788.

See Notes to Financial Statements.

6	ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended May 31, 2014

Increase (Decrease) in Cash:
Cash Provided (used) by Operating Activities:
Net increase in net assets resulting from operations	$207,213,689
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(96,458,372)
Sales of portfolio securities	72,706,122
Net purchases, sales and maturities of short-term investments	(50,895,000)
Return of capital	61,882,473
Increase in dividends and distributions receivable	(132,417)
Amortization of deferred debt issuance and offering costs	95,729
Decrease in prepaid expenses	22,181
Increase in income tax receivable	(1,649,736)
Increase in payable for securities purchased	217,511
Increase in investment management fee payable	208,492
Increase in interest payable	254,567
Decrease in audit and tax fees payable	(130,394)
Decrease in accrued expenses	(144,959)
Increase in net deferred tax liability	122,797,580
Net realized loss on investments	16,594,744
Change in unrealized appreciation of investments	(360,675,774)
Net Cash Used in Operating Activities*	(28,093,564)

Cash Flows from Financing Activities:
Distributions paid on common stock, net of reinvestments	(52,393,383)
Proceeds from sale of shares	3,484,888
Proceeds from issuance of Senior Secured Notes	75,000,000
Increase in loan payable	2,000,000
Net Cash Provided by Financing Activities	28,091,505
Net Decrease in Cash	(2,059)
Cash at Beginning of period	2,267
Cash at End of period	$208
Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$3,663,222

*	Included in operating expenses is cash of $7,452,947 paid for interest and commitment fees on borrowing and $473,091 paid for income taxes net of refunds, if any.

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report	7

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:
	2014[1,2]		2013[1]	2012[1]	2011[1]	2010[1,3]

Net asset value, beginning of period	$26.63		$22.91	$20.95	$21.03	$19.07	[4]

Income (loss) from operations:
Net investment loss	(0.14)		(0.27)	(0.21)	(0.30)	(0.00)	[5]
Net realized and unrealized gain	3.13		5.55	3.64	1.65	2.66
Total income from operations	2.99		5.28	3.43	1.35	2.66

Less distributions from:
Dividends	—		(1.56)	—	—	(0.11)
Return of capital	(0.81)	[6]	—	(1.47)	(1.43)	(0.59)
Total distributions	(0.81)		(1.56)	(1.47)	(1.43)	(0.70)

Net asset value, end of period	$28.81		$26.63	$22.91	$20.95	$21.03

Market price, end of period	$28.95		$27.35	$23.20	$21.89	$21.26
Total return, based on NAV[7,8]	11.38%		23.38%	16.74%	6.66%	14.17%
Total return, based on Market Price[9]	9.09%		25.17%	13.30%	10.24%	10.05%

Net assets, end of period (millions)	$1,997		$1,839	$1,535	$1,363	$1,346

Ratios to average net assets:
Management fees	1.23	[10]	1.26	1.30	1.30	1.22	[10]
Other expenses	0.93	[10]	0.95	0.62	0.41	0.35	[10]
Subtotal	2.16		2.21	1.92	1.71	1.57
Income tax expense	12.99	[10]	11.88	9.06	3.92	18.50	[10]
Total expenses[11]	15.15	[10]	14.09	10.98	5.63	20.07	[10,12]
Net investment loss, net of income taxes	(1.02)	[10]	(1.07)	(0.94)	(1.42)	(0.03)	[10]

Portfolio turnover rate	3%		21%	10%	14%	13%

Supplemental data:
Loan and Debt Issuance Outstanding, End of Period (000s)	$502,000		$425,000	$465,000	$419,600	$350,000
Asset Coverage for Loan and Debt Issuance Outstanding	498%		533%	430%	425%	485%
Weighted Average Loan and Debt Issuance (000s)	$439,049		$452,644	$445,461	$408,085	$329,470
Weighted Average Interest Rate on Loan and Debt Issuance	3.47%		3.00%	1.64%	0.92%	0.97%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2014 (unaudited).

[3]	For the period June 25, 2010 (commencement of operations) to November 30, 2010.

[4]	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.93 per share.

[5]	Amount represents less than $0.01 per share.

[6]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

See Notes to Financial Statements.

8	ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report

[7]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[10]	Annualized.

[11]	The impact of compensating balance arrangements was 0.01%.

[12]

Excludes the impact of reimbursement for organization fees in the amount of 0.01%. Inclusive of the reimbursement the ratio is 20.06%. The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report	9

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Energy MLP Fund Inc. (the “Fund”) was incorporated in Maryland on March 31, 2010 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide a high level of total return with an emphasis on cash distributions. The Fund seeks to achieve its objective by investing primarily in master limited partnerships (“MLPs”) in the energy sector. There can be no assurance that the Fund will achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its managed assets in MLPs in the energy sector (the “80% policy”). For purposes of the 80% policy, the Fund considers investments in MLPs to include investments that offer economic exposure to public and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, and debt securities of MLPs. Entities in the energy sector are engaged in the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. “Managed Assets” means net assets plus the amount of any borrowings and assets attributable to any preferred stock of the Fund that may be outstanding.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market

10	ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report

price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report	11

Notes to financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Master limited partnerships†	$3,039,770,125	—	—	$3,039,770,125
Short-term investments†	—	$58,493,000	—	58,493,000
Total investments	$3,039,770,125	$58,493,000	—	$3,098,263,125

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Net asset value. The Fund determines the net asset value of its common stock on each day the NYSE is open for business, as of the close of the customary trading session (normally 4:00 p.m. Eastern Time), or any earlier closing time that day. The Fund determines

12	ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report

the net asset value per share of common stock by dividing the value of the Fund’s securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings and interest payables), net of income taxes, by the total number of shares of common stock outstanding.

(d) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Concentration risk. Concentration in the energy sector may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in the sector. At times, the performance of securities of companies in the sector may lag the performance of other sectors or the broader market as a whole.

(f) Return of capital estimates. Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report	13

Notes to financial statements (unaudited) (cont’d)

For the six months ended May 31, 2014, the Fund estimated that approximately 93.46% of the MLP distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $62,723,673 of dividends and distributions received from its investments.

Additionally, the Fund recorded revisions to the return of capital estimates from the period ended November 30, 2013 in the amount of an $841,200 increase in dividends and distributions received from investments.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividends and distributions are recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions to common stockholders are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The estimated characterization of the distributions paid to common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The Fund currently estimates that 100% of its current period distributions will be comprised of return of capital as a result of the tax character of cash distributions made by the MLPs.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Partnership accounting policy. The Fund records its pro rata share of the income (loss) and capital gains (losses), to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital. These amounts are included in the Fund’s Statement of Operations.

(k) Federal and other taxes. The Fund, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses, capital losses and tax credit carryforwards. To the extent the Fund has a deferred tax asset, consideration is given as to

14	ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report

whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the Income Tax Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Fund’s MLP holdings), the duration of statutory carryforward periods and the associated risk that net operating losses, capital losses and tax credit carryforwards may expire unused.

For all open tax years and for all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The current and prior tax years remain open and subject to examination by tax jurisdictions.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the six months ended May 31, 2014, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays LMPFA an annual fee, paid monthly, in an amount equal to 1.00% of the Fund’s average daily Managed Assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During periods when the Fund is using leverage through borrowings, the fee paid to LMPFA for advisory services will be higher than if the Fund did not use leverage because the fee paid will be calculated on the basis of the Fund’s Managed Assets, which includes the amount of borrowings.

ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$96,458,372
Sales	72,706,122

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended May 31, 2014, the Fund did not invest in any derivative instruments.

5. Loan

The Fund has a 364-day revolving credit agreement with State Street Bank and Trust Company (“State Street”), which allows the Fund to borrow up to an aggregate amount of $200,000,000. Unless renewed, the agreement will terminate on July 9, 2015. The Fund pays a commitment fee up to an annual rate of 0.15% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at variable rates based on the LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding and any additional expenses. State Street has equal access to the lien as the senior secured notes holder (See Note 6). At May 31, 2014, the Fund had $60,000,000 of borrowings outstanding per the credit agreement.

Interest expense related to the loan for the six months ended May 31, 2014 was $287,070. For the six months ended May 31, 2014, the Fund incurred $106,708 in commitment fees. For the six months ended May 31, 2014, the average daily loan balance was $59,274,725 and the weighted average interest rate was 0.97%.

6. Senior secured notes

On July 12, 2012, the Fund completed a private placement of $267,000,000 of fixed-rate senior secured notes (the “Senior Notes”). On June 6, 2013, the Fund completed a second private placement of $100,000,000 of Senior Notes. On April 30, 2014, the Fund completed a third private placement of $75,000,000 of Senior Notes. Net proceeds from such offerings and borrowings under the new credit facility were used to repay outstanding borrowings under revolving credit facilities and make new portfolio investments, and for general corporate purposes. At May 31, 2014, the Fund had $442,000,000 aggregate principal amount of Senior Notes outstanding. Interest expense related to the Senior Notes for the six months ended May 31, 2014 was $7,313,282. Costs incurred by the Fund in connection with the Senior Notes are recorded as a deferred charge which are amortized over the life of the notes. Securities held by the Fund are subject to a lien, granted to the Senior Notes holders, to the extent of the borrowings outstanding and any additional expenses. The Senior Notes holders have equal access to the lien as the lender (See Note 5).

16	ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report

The table below summarizes the key terms of the offering.

Security	Amount	Rate	Maturity
Senior secured notes:
Series A	$25,000,000	2.80%	July 12, 2015
Series B	$50,000,000	3.53%	July 12, 2019
Series C	$102,000,000	4.06%	July 12, 2022
Series D	$90,000,000	4.21%	July 12, 2024
Series A	$50,000,000	3.65%	June 6, 2023
Series B	$50,000,000	3.78%	June 6, 2025
Series A	$75,000,000	4.20%	April 30, 2026

7. Distributions subsequent to May 31, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
8/22/14	8/29/14	$0.4050

8. Capital shares

During the six months ended May 31, 2014, the Fund filed a registration statement with the Securities and Exchange Commission authorizing the Fund to issue an additional 5,000,000 shares of common stock through an equity shelf offering. Under the equity shelf program, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s then-current net asset value per common share. Costs incurred by the Fund in connection with the shelf offering are recorded as a charge to paid-in capital. For the six months ended May 31, 2014, the Fund sold 136,240 shares of common stock and the proceeds from such sales were $3,476,717, net of offering costs and sales charges of $182,680.

9. Income taxes

The Fund’s current and deferred income tax provision for the respective categories on the Statement of Operations are as follows:

	Net Investment Loss	Net Realized Loss	Change in Net Unrealized Appreciation	Total
Current tax (benefit) expense	$(1,100,644)	—	—	$(1,100,644)
Deferred tax (benefit) expense	(4,512,402)	$(6,140,055)	$133,450,035	122,797,578
Total net tax (benefit) expense	$(5,613,046)	$(6,140,055)	$133,450,035	$121,696,934

The Fund’s federal and state income tax provision consist of the following:

	Federal	State	Total
Current tax (benefit) expense	$(1,072,087)	$(28,557)	$(1,100,644)
Deferred tax (benefit) expense	112,806,773	9,990,805	122,797,578
Total tax (benefit) expense	$111,734,686	$9,962,248	$121,696,934

ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

Total income taxes have been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate of 2.0%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before income taxes in computing its total income tax expense (benefit).

The provision for income taxes differs from the amount derived from applying the statutory income tax rate to net investment income (loss) and realized and unrealized gains (losses) before income taxes as follows:

Provision at statutory rates	$115,118,717	35.00%
State taxes, net of federal tax benefit	6,578,217	2.00%
Total tax expense (benefit)	$121,696,934	37.00%

Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, and (iii) the net tax benefit of net operating losses, capital losses, and tax credit carryforwards.

Components of the Fund’s net deferred tax asset (liability) as of May 31, 2014 are as follows:

Deferred Tax Assets
Net operating loss carryforward	$47,768,945
Capital loss carryforward	4,022,029
Foreign tax and other credit carryforward	653,511
Minimum tax credit carryforward	565,686

Deferred Tax Liabilities
Unrealized gains on investment securities	$(539,079,903)
Basis reduction resulting from differences in the book vs. taxable income received from MLPs	(112,638,224)
Total net deferred tax asset (liability)	$(598,707,956)

At May 31, 2014 the Fund had federal and state net operating loss carryforwards of $128,320,124 and $60,846,072 (net of state apportionment), respectively (deferred tax asset of $47,768,945). Several states compute net operating losses before apportionment, therefore the value of the state net operating loss carryforward disclosed may fluctuate for changes in apportionment factors. Realization of the deferred tax asset related to the net operating loss carryforwards is dependent, in part, on generating sufficient taxable income, as well as sufficient taxable income in each respective jurisdiction, prior to expiration of the loss carryforwards. If not utilized, the federal net operating loss carryforward expires in tax year 2033 and the state net operating loss carryforwards expire in tax years between 2014 and 2033.

At May 31, 2014 the Fund also had a capital loss carryforward of $10,870,349 (deferred tax asset of $4,022,029), which may be carried forward for 5 years. If not utilized, this capital

18	ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report

loss will expire in tax year 2018. The capital loss for the year ended November 30, 2014 has been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2014 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Therefore the use of this capital loss carryforward is dependent upon the Fund generating sufficent net capital gains prior to the expiration of the loss carryforward.

Additionally, at May 31, 2014 the Fund had foreign tax credit and minimum tax credit carryforwards of $653,511 and $565,686, respectively, which are available to offset against future regular federal tax liabilities. Realization of the deferred tax asset related to the foreign tax credit carryforward is dependent, in part, on generating sufficient foreign sourced taxable income prior to the expiration of the carryforward. If not utilized, the foreign tax credit carryforward expires in tax year 2021. The minimum tax credit does not carry an expiration.

The amount of net operating loss and other credit carryforwards differed from the amounts disclosed in the prior year financial statements due to differences between the estimated and actual amounts of taxable income received from the MLPs for the prior year.

Although the Fund currently has a net deferred tax liability, it periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Based on the Fund’s assessment, it has determined that it is more likely than not that its deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, no valuation allowance has been established on the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant declines in the fair value of its portfolio of investments may change the Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

At May 31, 2014, the cost basis of investments for Federal income tax purposes was $1,337,923,111. At May 31, 2014, gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$1,760,340,014
Gross unrealized (depreciation)	—
Net unrealized appreciation (depreciation) before tax	$1,760,340,014
Net unrealized appreciation (depreciation) after tax	$1,109,014,209

ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

20	ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of ClearBridge Energy MLP Fund Inc. was held on March 28, 2014 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	63,361,119	818,313
Daniel P. Cronin	63,372,251	807,181
Paolo M. Cucchi	63,198,133	981,299
Kenneth D. Fuller	63,275,251	904,181

At May 31, 2014, in addition to Carol L. Colman, Daniel P. Cronin, Paolo M. Cucchi and Kenneth D. Fuller, the other Directors of the Fund were as follows:

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

*	Mr. Salacuse has retired from the Board of Directors, effective June 30, 2014.

ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report	21

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s

22	ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report

investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

ClearBridge Energy MLP Fund Inc. 2014 Semi-Annual Report	23

ClearBridge

Energy MLP Fund Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse*

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

ClearBridge Energy MLP Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017-3909

New York Stock Exchange Symbol

CEM

*	Mr. Salacuse has retired from the Board of Directors, effective June 30, 2014.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

ClearBridge Energy MLP Fund Inc.

ClearBridge Energy MLP Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the ClearBridge Energy MLP Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

CBAX01311 7/14 SR14-2245

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not Applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

ClearBridge Energy MLP Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 25, 2014